                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of E-TEK Dynamics, Inc.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 9th day of February, 1999.


SUMMIT VENTURES IV, L.P.                  SUMMIT SUBORDINATED DEBT
                                          FUND II, L.P.
By: Summit Partners IV, L.P.              By: Summit Partners SD II, LLC

By: Stamps, Woodsum & Co. IV
                                          By:              *
    By:            *                         ------------------------------
       ---------------------------           E. Roe Stamps, IV
         E. Roe Stamps, IV                   General Partner
         General Partner

                                          SUMMIT PARTNERS SD II, LLC
SUMMIT INVESTORS III, L.P.


By: /s/ John A. Genest                       By:           *
   -------------------------------              ---------------------------
    General Partner                             E. Roe Stamps, IV
                                                General Partner

SUMMIT PARTNERS IV, L.P.                  STAMPS, WOODSUM & CO. IV

By: Stamps, Woodsum & Co. IV

    By:             *                       By:            *
       ---------------------------             ---------------------------
       E. Roe Stamps, IV                       E. Roe Stamps, IV
       General Partner                         General Partner


                              Page 25 of 36 Pages

SUMMIT/E-TEK HOLDINGS, LLC                                   *
                                                ---------------------------
                                                Walter G. Kortschak
By:  Summit Ventures IV, L.P.
    Its Manager                                              *
                                                ---------------------------
                                                E. Roe Stamps, IV
By: Summit Partners IV, L.P.
    Its General Partner                                      *
                                                ---------------------------
                                                Stephen G. Woodsum
By: Stamps, Woodsum & Co. IV
    Its General Partner                                      *
                                                ---------------------------
                                                Gregory M. Avis
By: /s/ John A. Genest
    ---------------------------
Name:                                                        *
Title:                                          ---------------------------
                                                Martin J. Mannion

                                                /s/ John A. Genest
                                                ---------------------------
                                                John A. Genest

                                                             *
                                                ---------------------------
                                                Bruce R. Evans

                                                             *
                                                ---------------------------
                                                Thomas S. Roberts
                                                             *
                                                ---------------------------
                                                Joseph F. Trustey


                                                *By: /s/ John A. Genest
                                                ---------------------------
                                                     John A. Genest,
                                                     Attorney-in-Fact


----------
* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.


                              Page 26 of 36 Pages